                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR4

                               Marketing Materials

                          $3,607,606,100 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                             Date Prepared: March 18, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4

            $3,607,606,100 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==============================================================================================================
                                 WAL (Yrs)    Pmt Window
             Principal Amount       To          (Mths)         Interest                       Expected Ratings
 Class (1)     (Approx.) (2)    Auction (3)  To Auction (3)    Rate Type     Tranche Type        Moody's/S&P
----------   ----------------   -----------  --------------   -----------   ----------------   ----------------
    A-1      $  500,000,000        2.88           1-56       Net WAC (4)      Super Senior        Aaa/AAA
   A-2A      $  540,000,000        0.50           1-12         Fixed (5)      Super Senior        Aaa/AAA
   A-2B      $   75,000,000        0.50           1-12         Fixed (5)      Super Senior        Aaa/AAA
   A-3A      $  210,000,000        1.25          12-18         Fixed (5)      Super Senior        Aaa/AAA
   A-3B      $   75,000,000        1.25          12-18         Fixed (5)      Super Senior        Aaa/AAA
    A-4      $  459,000,000        2.00          18-30         Fixed (5)      Super Senior        Aaa/AAA
    A-5      $  368,000,000        3.00          30-43         Fixed (5)      Super Senior        Aaa/AAA
    A-6      $  295,591,000        4.06          43-56       Net WAC (4)      Super Senior        Aaa/AAA
    A-7      $  983,000,000        4.66          56-56       Net WAC (4)      Super Senior        Aaa/AAA
    A-8      $  102,015,000        4.66          56-56       Net WAC (4)   Senior Mezzanine       Aaa/AAA
     R       $          100         N/A            N/A         Fixed        Senior/Residual       Aaa/AAA
--------------------------------------------------------------------------------------------------------------
    B1       $   46,370,000          Information Not Provided Hereby           Subordinate         Aa2/AA
    B2       $   24,112,000                                                    Subordinate          A2/A
    B3       $   12,983,000                                                    Subordinate        Baa2/BBB
--------------------------------------------------------------------------------------------------------------
    B4       $    5,564,000          Privately Offered Certificates            Subordinate         Ba2/BB
    B5       $    5,564,000                                                    Subordinate          B2/B
    B6       $    7,422,079                                                    Subordinate         NR/NR
==============================================================================================================
  Total:     $3,709,621,179

(1) The Class A Certificates are subject to a Mandatory Auction Call (as described herein).

(2) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans with a 5 year interest only period. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3) WAL and Payment Window for the Class A Certificates are shown to the Auction Distribution Date (as described herein).

(4) For every Distribution Date, the interest rate for the Class A-1, Class A-6, Class A-7 and Class A-8 Certificates will be equal to the Net WAC of the Mortgage Loans.

(5) For every Distribution Date on or prior to the Auction Distribution Date, the Class A-2A, Class A-2B, Class A-3A, Class A-3B, Class A-4 and Class A-5 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans.

                                                                              2


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--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp.
                           ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Managers:             Greenwich Capital Markets, Inc. (books), Bear Stearns
                           & Co. Inc. and Lehman Brothers.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank,
                           FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           Moody's and S&P will rate the Certificates,except the
                           Class B-6 Certificates. The Class B-6 Certificates
                           will not be rated. It is expected that the
                           Certificates will be assigned the credit ratings on
                           page 2 of this Preliminary Term Sheet.

Cut-off Date:              March 1, 2002.

Expected Pricing Date:     On or about March [22], 2002.

Closing Date:              On or about March [27], 2002.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day),
                           commencing in April 2002.

Certificates:              The "Senior Certificates" will consist of the Class
                           A-1, Class A-2A, Class A-2B, Class A-3A, Class A-3B,
                           Class A-4, Class A-5, Class A-6, Class A-7 (the
                           "Super Senior Certificates"), Class A-8 Certificates
                           (the "Senior Mezzanine Certificates", together with
                           the Super Senior Certificates, the "Class A
                           Certificates") and Class R Certificate. The
                           "Subordinate Certificates" will consist of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                           Class B-6 Certificates. The Senior Certificates and
                           the Subordinate Certificates are collectively
                           referred to herein as the "Certificates." The Senior
                           Certificates (the"Offered Certificates") are being
                           offered publicly.

Accrued Interest:          The Class A-1, Class A-4, Class A-5, Class A-6, Class
                           A-7 and Class A-8 Certificates settle with accrued
                           interest. The price to be paid by investors for the
                           Class A-1, Class A-4, Class A-5, Class A-6, Class A-7
                           and Class A-8 Certificates will include accrued
                           interest from the Cut-off Date up to, but not
                           including, the Closing Date ([26] days).

                           The Class A-2A, Class A-2B, Class A-3A and Class A-3B
                           Certificates settle flat.

Interest Accrual Period:   The interest accrual period with respect to the Class
                           A-1, Class A-4, Class A-5, Class A-6, Class A-7 and
                           Class A-8 Certificates for a given Distribution Date
                           will be the calendar month preceding the month in
                           which such Distribution Date occurs (on a 30/360
                           basis).

                           The interest accrual period for the Class A-2A, Class
                           A-2B, Class A-3A and Class A-3B Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis).

                                                                               3

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC. It is anticipated that
                           the Offered Certificates will also be made available
                           in book-entry form through Clearstream, Luxembourg
                           and the Euroclear System.

Federal Tax Treatment:     It is anticipated that the Class A Certificates will
                           be treated as REMIC regular interests for federal tax
                           income purposes. The Class R Certificate will be
                           treated as a REMIC residual interest for tax
                           purposes.

ERISA Eligibility:         The Class A Certificates are expected to be ERISA
                           eligible. Prospective investors should review with
                           their legal advisors whether the purchase and holding
                           of the Class A Certificates could give rise to a
                           transaction prohibited or not otherwise permissible
                           under ERISA, the Internal Revenue Code or other
                           similar laws. The Class R Certificate is not expected
                           to be ERISA eligible.

SMMEA Treatment:           The Senior Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.

Auction Administrator:     Bankers Trust Company of California, N.A.

Mandatory Auction:         Five business days prior to the Distribution Date in
                           [November 2006] (the "Auction Distribution Date"),
                           the Auction Administrator will auction the Class A
                           Certificates to third-party investors. The proceeds
                           of the auction and amounts received from the Swap
                           Counterparty, if any, will be paid to the Auction
                           Administrator who will then distribute an amount
                           equal to the Par Price to the holders of the Class A
                           Certificates on the Auction Distribution Date. These
                           holders will be obligated to tender their respective
                           Certificates to the Auction Administrator.

                           The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction
                           Price.

Swap Counterparty:         Greenwich Capital Derivatives, Inc. The Royal Bank of
                           Scotland, Plc. ("RBS") will guarantee the obligations
                           of the Swap Counterparty under the swap contract. The
                           long-term debt obligations of RBS are rated "AA-" by
                           S&P, "AA" by Fitch and "Aa1" by Moody's.

Auction Price:             The price at which the Auction Administrator sells
                           each of the Class A Certificates to the third-party
                           investors.

Par Price:                 With respect to each of the Class A-1, Class A-4,
                           Class A-5, Class A-6, Class A-7 and Class A-8
                           Certificates, the sum of (i) the principal balance of
                           the related Class A-1, Class A-4, Class A-5, Class
                           A-6, Class A-7 and Class A-8 Certificates, after
                           reducing the principal balance of such Class A
                           Certificates by the related principal distributions
                           and losses on the Auction Distribution Date and (ii)
                           accrued interest on such Class A-1, Class A-4, Class
                           A-5, Class A-6, Class A-7 and Class A-8 Certificates
                           from the first day of the month in which the Auction
                           Distribution Date occurs, up to but excluding the
                           Auction Distribution Date.

                           With respect to each of the Class A-2A, Class A-2B, Class A-3A and Class A-3B Certificates, the principal balance of the related Class A-2A, Class A-2B, Class
                           A-3A and Class A-3B Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction
                           Distribution Date.

                                                                               4


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised
                           once the aggregate principal balance of the Mortgage
                           Loans is equal to or less than [5]% of the aggregate
                           principal balance of the Mortgage Loans as of the
                           Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in [January 2007].

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is
                           approximately $3,709,621,179 (the "Mortgage Loans").
                           The Mortgage Loans are non-convertible, adjustable
                           rate One Year CMT indexed mortgage loans with initial
                           rate adjustments occurring approximately 60 months
                           after the date of origination of each mortgage loan
                           ("5/1 ARM"). Each Mortgage Loan has an original term
                           to maturity of 30 years. Each mortgage loan is
                           scheduled to pay only interest for the first 5 years
                           of its term and, thereafter, will pay scheduled
                           principal, in addition to interest, in an amount
                           sufficient to fully amortize the Mortgage Loan over
                           its remaining 25 year term. The Mortgage Loans are
                           secured by first liens on one- to four-family
                           residential properties. See the attached collateral
                           descriptions for more information.

                           The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered
                           Certificates by the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject
                           to final rating agency approval.

                           Credit enhancement for the Super Senior Certificates will consist of the subordination of the Class A-8, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [5.50]% total subordination.

                           Credit enhancement for the Senior Mezzanine
                           Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.75]% total subordination.

                                                                               5


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Shifting Interest:         Until the first Distribution Date occurring after
                           [March 2012], the Subordinate Certificates will be
                           locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero
                           or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as
                           described below). After such time and subject to
                           standard collateral performance triggers (as
                           described in the prospectus supplement), the
                           Subordinate Certificates will receive their
                           increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate
                           Certificates are as follows:

                           Periods:                            Unscheduled Principal Payments (%)
                           --------                            ----------------------------------
                           April 2002 - March 2012                      0% Pro Rata Share
                           April 2012 - March 2013                     30% Pro Rata Share
                           April 2013 - March 2014                     40% Pro Rata Share
                           April 2014 - March 2015                     60% Pro Rata Share
                           April 2015 - March 2016                     80% Pro Rata Share
                           April 2016 and after                       100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates
                           (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in April 2005, the Subordinate
                           Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or
                           (ii) on or after the Distribution Date in April 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Any principal not allocated to the Subordinate
                           Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first,
                           to the Subordinate Certificates in reverse order of
                           their numerical Class designations, in each case
                           until the respective class principal balance has been
                           reduced to zero; second, to the Senior Mezzanine
                           Certificates, until its class principal balance has
                           been reduced to zero; and thereafter pro rata to the
                           Super Senior Certificates until each respective class
                           principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

                                                                               6


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1) Senior Certificates, accrued and unpaid interest,
                              at the related Certificate Interest Rate;

                           2) Class R Certificate, principal, until its balance
                              is reduced to zero;

                           3) Concurrently, principal, pro-rata:

                                (i)  To the Class A-1 Certificates;

                                (ii)

                                     (A)  To the Class A-2A and Class A-2B,
                                          pro-rata, principal, until their
                                          respective principal balances are
                                          reduced to zero;

                                     (B)  To the Class A-3A and Class A-3B,
                                          pro-rata, principal, until their
                                          respective principal balances are
                                          reduced to zero;

                                     (C)  To the Class A-4, Class A-5 and Class
                                          A-6, in sequential order, principal
                                          until their respective principal
                                          balances are reduced to zero;

                                     (D)  To the Class A-7 and Class A-8,
                                          pro-rata, principal until their
                                          respective principal balances are
                                          reduced to zero;

                           until their respective principal balances are reduced to zero;

                           4) Class B-1, Class B-2 and Class B-3 Certificates,
                              in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                           5) Class B-4, Class B-5 and Class B-6 Certificates,
                              in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           6) Class R Certificate, any remaining amount.

                                                                               7


GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                               8


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-26             5.660       5.645     5.630      5.615     5.598      5.564
================================================================================
WAL (yr)           3.67       3.25       2.88       2.55      2.25       1.76
MDUR (yr)          3.19       2.84       2.53       2.25      2.01       1.59
First Prin Pay   04/25/02   04/25/02   04/25/02   04/25/02   04/25/02   04/25/02
Last Prin Pay    11/25/06   11/25/06   11/25/06   11/25/06   11/25/06   11/25/06
--------------------------------------------------------------------------------

Class A-2A to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            2.892%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            2.909      2.910      2.910      2.910      2.910     2.910
================================================================================
WAL (yr)           1.01       0.67       0.50       0.39       0.33      0.24
MDUR (yr)          0.98       0.65       0.49       0.39       0.32      0.23
First Prin Pay   04/25/02   04/25/02   04/25/02   04/25/02   04/25/02   04/25/02
Last Prin Pay    04/25/04   07/25/03   03/25/03   12/25/02   11/25/02   09/25/02
--------------------------------------------------------------------------------

Class A-2B to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            5.017%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00            4.037      3.527      3.010      2.479     1.944       0.816
================================================================================
WAL (yr)           1.01       0.67       0.50       0.39      0.33        0.24
MDUR (yr)          0.97       0.65       0.49       0.39      0.32        0.24
First Prin Pay   04/25/02   04/25/02   04/25/02   04/25/02   04/25/02   04/25/02
Last Prin Pay    04/25/04   07/25/03   03/25/03   12/25/02   11/25/02   09/25/02
--------------------------------------------------------------------------------

Class A-3A to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            3.948%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            3.981      3.981      3.981      3.981      3.981      3.981
================================================================================
WAL (yr)           2.61       1.70       1.25       0.98       0.80       0.57
MDUR (yr)          2.43       1.62       1.20       0.94       0.77       0.55
First Prin Pay   04/25/04   07/25/03   03/25/03   12/25/02   11/25/02   09/25/02
Last Prin Pay    05/25/05   04/25/04   09/25/03   05/25/03   03/25/03   11/25/02
--------------------------------------------------------------------------------


                                                                               9


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.



                                Yield Tables (%)

Class A-3B to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            4.869%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00            4.504      4.298      4.082      3.857      3.619      3.115
================================================================================
WAL (yr)           2.61       1.70       1.25       0.98       0.80       0.57
MDUR (yr)          2.40       1.60       1.19       0.94       0.77       0.55
First Prin Pay   04/25/04   07/25/03   03/25/03   12/25/02   11/25/02   09/25/02
Last Prin Pay    05/25/05   04/25/04   09/25/03   05/25/03   03/25/03   11/25/02
--------------------------------------------------------------------------------

Class A-4 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            4.898%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            4.880      4.818      4.773      4.726      4.677      4.567
================================================================================
WAL (yr)           4.11       2.73       2.00       1.56       1.27       0.89
MDUR (yr)          3.64       2.50       1.86       1.47       1.20       0.86
First Prin Pay   05/25/05   04/25/04   09/25/03   05/25/03   03/25/03   11/25/02
Last Prin Pay    11/25/06   08/25/05   09/25/04   03/25/04   10/25/03   05/25/03
--------------------------------------------------------------------------------

Class A-5 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            5.477%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00            5.519      5.449      5.405      5.370      5.332      5.249
================================================================================
WAL (yr)           4.66       4.10       3.00       2.34       1.89       1.33
MDUR (yr)          4.01       3.58       2.70       2.14       1.75       1.26
First Prin Pay   11/25/06   08/25/05   09/25/04   03/25/04   10/25/03   05/25/03
Last Prin Pay    11/25/06   11/25/06   10/25/05   12/25/04   06/25/04   10/25/03
--------------------------------------------------------------------------------

Class A-6 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-01             5.885      5.885      5.833      5.877      5.924      6.026
================================================================================
WAL (yr)           4.66       4.66       4.06       3.14       2.53       1.78
MDUR (yr)          3.99       3.99       3.53       2.80       2.30       1.65
First Prin Pay   11/25/06   11/25/06   10/25/05   12/25/04   06/25/04   10/25/03
Last Prin Pay    11/25/06   11/25/06   11/25/06   10/25/05   02/25/05   03/25/04
--------------------------------------------------------------------------------


                                                                              10

GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.


                                Yield Tables (%)

Class A-7 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-05             5.854       5.854     5.854       5.840     5.836       5.844
================================================================================
WAL (yr)           4.66       4.66       4.66       4.51       4.19       3.45
MDUR (yr)          3.99       3.99       3.99       3.88       3.63       3.03
First Prin Pay   11/25/06   11/25/06   11/25/06   10/25/05   02/25/05   03/25/04
Last Prin Pay    11/25/06   11/25/06   11/25/06   11/25/06   11/25/06   11/25/06
--------------------------------------------------------------------------------

Class A-8 to Auction Distribution Date
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
98-24+            5.952       5.952     5.952       5.942     5.944       5.974
================================================================================
WAL (yr)           4.66       4.66       4.66       4.51       4.19       3.45
MDUR (yr)          3.99       3.99       3.99       3.87       3.63       3.03
First Prin Pay   11/25/06   11/25/06   11/25/06   10/25/05   02/25/05   03/25/04
Last Prin Pay    11/25/06   11/25/06   11/25/06   11/25/06   11/25/06   11/25/06
--------------------------------------------------------------------------------


                                                                              11


GREENWICH CAPITAL
--------------------------------------------------------------------------------

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR4

                               Marketing Materials

                            $83,465,000 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer



GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                             Date Prepared: March 19, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR4

             $83,465,000 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

====================================================================================================
        Principal (1)                    Pmt Window
          Amount        WAL (Yrs)          (Mths)        Interest                   Expected Ratings
Class    (Approx.)     To Roll/Mat (2)  To Roll/Mat (2)  Rate Type   Tranche Type    Moody's and S&P
-----   ------------   --------------   --------------   ---------   ------------   ----------------
 B1     $46,370,000      4.57/7.34       39-58/39-360       (3)      Subordinate        [Aa2/AA]
 B2     $24,112,000      4.57/7.34       39-58/39-360       (3)      Subordinate         [A2/A]
 B3     $12,983,000      4.57/7.34       39-58/39-360       (3)      Subordinate       [Baa2/BBB]
----------------------------------------------------------------------------------------------------
 B4     $ 5,564,000                                                  Subordinate        [Ba2/BB]
 B5     $ 5,564,000          Information Not Provided Hereby.        Subordinate         [B2/B]
 B6     $ 7,422,079                                                  Subordinate         [NR/NR]
====================================================================================================
Total:  $102,015,079

(1) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans with a 5 year interest only period. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.

(3) For every Distribution Date, the Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp.
                           ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Co-Lead Managers:          Greenwich Capital Markets, Inc. (books), Bear Stearns
                           & Co. Inc. and Lehman Brothers.

Dealer:                    WaMu Capital, a division of Washington Mutual Bank,
                           FA.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           Moody's and S&P will rate the Certificates, except
                           the Class B-6 Certificates. The Class B-6
                           Certificates will not be rated. It is expected that
                           the Certificates will be assigned the credit ratings
                           on page 2 of this Preliminary Term Sheet.

Cut-off Date:              March 1, 2002.

Expected Pricing Date:     On or about March [22], 2002.

                                                                              2


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Closing Date:              On or about March [27], 2002.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day),
                           commencing in April 2002.

Certificates:              The Class B-1, Class B-2 and Class B-3 Certificates
                           (the "Offered Certificates") are being offered
                           publicly.

                           The "Senior Certificates" will consist of the Class
                           A-1, Class A-2A, Class A-2B, Class A-3A, Class A-3B,
                           Class A-4, Class A-5, Class A-6, Class A-7 (the
                           "Super Senior Certificates"), Class A-8 Certificates
                           (the "Senior Mezzanine Certificates", together with the Super Senior Certificates, the "Class A
                           Certificates") and Class R Certificate. The
                           "Subordinate Certificates" will consist of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                           Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:          The Offered Certificates will settle with accrued
                           interest. The price to be paid by investors for the
                           Offered Certificates will include accrued interest
                           from the Cut-off Date up to, but not including, the
                           Closing Date ([26] days).

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates for a given Distribution Date
                           will be the calendar month preceding the month in
                           which such Distribution Date occurs (on a 30/360
                           basis).

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC. It is anticipated that
                           the Offered Certificates will also be made available
                           in book-entry form through Clearstream, Luxembourg
                           and the Euroclear System.

Federal Tax Treatment:     It is anticipated that the Offered Certificates will
                           be treated as REMIC regular interests for federal tax
                           income purposes.

ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with
                           their legal advisors whether the purchase and holding
                           of the Offered Certificates could give rise to a
                           transaction prohibited or not otherwise permissible
                           under ERISA, the Internal Revenue Code or other
                           similar laws.

SMMEA Treatment:           The Class B-1 Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.
                           The Class B-2 and Class B-3 Certificates will not to
                           constitute "mortgage related securities" for purposes
                           of SMMEA.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Certificates, which may be exercised once the
                           aggregate principal balance of the Mortgage Loans is
                           equal to or less than [5]% of the aggregate principal
                           balance of the Mortgage Loans as of the Cut-off Date
                           (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in [January 2007].

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

                                                                               3


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is
                           approximately $3,709,621,179 (the "Mortgage Loans").
                           The Mortgage Loans are non-convertible, adjustable
                           rate One Year CMT indexed mortgage loans with initial
                           rate adjustments occurring approximately 60 months
                           after the date of origination of each mortgage loan
                           ("5/1 ARM"). Each Mortgage Loan has an original term
                           to maturity of 30 years. Each mortgage loan is
                           scheduled to pay only interest for the first 5 years
                           of its term and, thereafter, will pay scheduled
                           principal, in addition to interest, in an amount
                           sufficient to fully amortize the Mortgage Loan over
                           its remaining 25 year term. The Mortgage Loans are
                           secured by first liens on one- to four-family
                           residential properties. See the attached collateral
                           descriptions for more information.

                           The information related to the Mortgage Loans described herein reflects information as of the Cutoff Date. It is expected that prior to or on the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered
                           Certificates by the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The
                           credit enhancement information shown below is subject
                           to final rating agency approval.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates, initially [1.50]% total subordination.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [0.85]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially
                           [0.50]% total subordination.

                                                                               4


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Shifting Interest:         Until the first Distribution Date occurring after
                           [March 2012], the Subordinate Certificates will be
                           locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero
                           or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as
                           described below). After such time and subject to
                           standard collateral performance triggers (as
                           described in the prospectus supplement), the
                           Subordinate Certificates will receive their
                           increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate
                           Certificates are as follows:

                           Periods:                             Unscheduled Principal Payments (%)
                           --------                             ----------------------------------
                           April 2002 - March 2012                 0% Pro Rata Share
                           April 2012 - March 2013                30% Pro Rata Share
                           April 2013 - March 2014                40% Pro Rata Share
                           April 2014 - March 2015                60% Pro Rata Share
                           April 2015 - March 2016                80% Pro Rata Share
                           April 2016 and after                  100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates
                           (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in April 2005, the Subordinate
                           Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or
                           (ii) on or after the Distribution Date in April 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Any principal not allocated to the Subordinate
                           Certificates will be allocated to the Senior
                           Certificates. In the event the current senior percentage (aggregate principal balance of the Senior
                           Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first,
                           to the Subordinate Certificates in reverse order of
                           their numerical Class designations, in each case
                           until the respective class principal balance has been
                           reduced to zero; second, to the Senior Mezzanine
                           Certificates, until its class principal balance has
                           been reduced to zero; and thereafter pro rata to the
                           Super Senior Certificates until each respective class
                           principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

                                                                               5


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                               1) Senior Certificates, accrued and unpaid
                                  interest, at the related Certificate Interest
                                  Rate;

                               2) Class R Certificate, principal, until its
                                  balance is reduced to zero;

                               3) Concurrently, principal, pro-rata:

                                    (i)  To the Class A-1 Certificates;

                                    (ii)

                                         (A)  To the Class A-2A and Class A-2B,
                                              pro-rata, principal, until their
                                              respective principal balances are
                                              reduced to zero;

                                         (B)  To the Class A-3A and Class A-3B,
                                              pro-rata, principal, until their
                                              respective principal balances are
                                              reduced to zero;

                                         (C)  To the Class A-4, Class A-5 and
                                              Class A-6, in sequential order,
                                              principal until their respective
                                              principal balances are reduced to
                                              zero;

                                         (D)  To the Class A-7 and Class A-8,
                                              pro-rata, principal until their
                                              respective principal balances are
                                              reduced to zero;

                                    until their respective principal balances are reduced to zero;

                           1. Class B-1 Certificates, accrued and unpaid
                              interest at the Class B-1 Certificate Interest
                              Rate;

                           2. Class B-1 Certificates, principal allocable to
                              such Class;

                           3. Class B-2 Certificates, accrued and unpaid
                              interest at the Class B-2 Certificate Interest
                              Rate;

                           4. Class B-2 Certificates, principal allocable to
                              such Class;

                           5. Class B-3 Certificates, accrued and unpaid
                              interest at the Class B-3 Certificate Interest
                              Rate;

                           6. Class B-3 Certificates, principal allocable to
                              such Class;

                           7. Class B-4, Class B-5 and Class B-6 Certificates,
                              in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           8. Class R Certificate, any remaining amount.

                                                                               6


GREENWICH CAPITAL
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                               7


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-1 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
96-09             6.488      6.490      6.531      6.581      6.632      6.764
================================================================================
WAL (yr)           4.83       4.81       4.57       4.30       4.06       3.54
MDUR (yr)          4.09       4.08       3.89       3.68       3.49       3.07
First Prin Pay   05/25/06   05/25/06   06/25/05   09/25/04   04/25/04   09/25/03
Last Prin Pay    01/25/07   01/25/07   01/25/07   01/25/07   01/25/07   01/25/07
--------------------------------------------------------------------------------

Class B-2 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
94-13+            6.963      6.967      7.031       7.109     7.189      7.398
================================================================================
WAL (yr)           4.83       4.81       4.57       4.30       4.06       3.54
MDUR (yr)          4.08       4.07       3.88       3.67       3.48       3.05
First Prin Pay   05/25/06   05/25/06   06/25/05   09/25/04   04/25/04   09/25/03
Last Prin Pay    01/25/07   01/25/07   01/25/07   01/25/07   01/25/07   01/25/07
--------------------------------------------------------------------------------

Class B-3 to Weighted Average Roll Date
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
93-22             7.154      7.159      7.232      7.322      7.413      7.653
================================================================================
WAL (yr)           4.83       4.81       4.57       4.30       4.06       3.54
MDUR (yr)          4.07       4.06       3.87       3.66       3.47       3.04
First Prin Pay   05/25/06   05/25/06   06/25/05   09/25/04   04/25/04   09/25/03
Last Prin Pay    01/25/07   01/25/07   01/25/07   01/25/07   01/25/07   01/25/07
--------------------------------------------------------------------------------


                                                                               8


GREENWICH CAPITAL
--------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class B-1 to Maturity
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
96-09             5.616      5.818      6.021      6.183      6.320      6.579
================================================================================
WAL (yr)          13.07       9.60       7.34       6.06       5.23       4.05
MDUR (yr)          8.64       6.85       5.54       4.75       4.21       3.39
First Prin Pay   05/25/06   05/25/06   06/25/05   09/25/04   04/25/04   09/25/03
Last Prin Pay    03/25/32   03/25/32   03/25/32   03/25/32   03/25/32   03/25/32
--------------------------------------------------------------------------------

Class B-2 to Maturity
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
94-13+            5.842      6.103      6.373      6.594      6.783      7.155
================================================================================
WAL (yr)          13.07       9.60       7.34       6.06       5.23       4.05
MDUR (yr)          8.57       6.79       5.49       4.71       4.17       3.36
First Prin Pay   05/25/06   05/25/06   06/25/05   09/25/04   04/25/04   09/25/03
Last Prin Pay    03/25/32   03/25/32   03/25/32   03/25/32   03/25/32   03/25/32
--------------------------------------------------------------------------------

Class B-3 to Maturity
--------------------------------------------------------------------------------
Coupon            5.599%
--------------------------------------------------------------------------------
Flat Price       10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
93-22             5.933      6.218      6.515      6.759      6.969      7.386
================================================================================
WAL (yr)          13.07       9.60       7.34       6.06       5.23       4.05
MDUR (yr)          8.54       6.76       5.47       4.69       4.16       3.35
First Prin Pay   05/25/06   05/25/06   06/25/05   09/25/04   04/25/04   09/25/03
Last Prin Pay    03/25/32   03/25/32   03/25/32   03/25/32   03/25/32   03/25/32
--------------------------------------------------------------------------------


                                                                               9


GREENWICH CAPITAL
--------------------------------------------------------------------------------